                                                                    EXHIBIT 99.1

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                                 MARCH 31, 2002
                                   (UNAUDITED)

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     NOTICE

This supplemental operating and financial data package is intended to supplement the Company's unaudited consolidated financial statements for the quarter ended March 31, 2002, which are included in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission simultaneously herewith. In reading the Company's Form 10-Q and this supplemental operating and financial data package, readers should note that as the Company's initial public offering was not completed until April 29, 2002, the Company's financial statements included in the Form 10-Q for the first quarter of 2002 do not reflect the completion of the initial public offering or any of the other transactions consummated by the Company in connection with the initial public offering, including certain property acquitions. As a result, the Company believes that its actual financial statements for the first quarter of 2002 do not present readers with a meaningful presentation of the Company's financial condition without consideration of the effect of the initial public offering and the other transactions completed in connection therewith.

In order to provide such a presentation, the Company has included in this supplemental operating and financial data package beginning on page 41, pro forma financial information for the first quarter of 2002 which has been prepared as if the initial public offering and the other transactions consummated in connection therewith had been completed during the first quarter.

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similiar expressions concerning matters that are not historical facts. The forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of our shopping centers, including of our tenants, real estate conditions, future bankruptcies of our tenants, execution of shopping center redevelopment programs, our ability to finance our operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                      INDEX

                                                                        PAGE
                                                                        ----
Corporate Profile                                                         3
Investor Information                                                      4
Financial Highlights                                                      5
Consolidated Balance Sheets                                               6
Consolidated Income Statements                                            7
Funds From Operations                                                     8
Selected Ratios                                                           9
Capital Structure                                                        10
Debt Analysis                                                          11-13
Other Securities                                                         14
Property Overview Summary                                                15
Portfolio Overview - Geographic Distribution                             16
Top Tenants                                                              17
Anchor Lease Expiration Roll Out                                         18
Non-Anchor Lease Expiration Roll Out                                     19
Total Lease Expiration Roll Out                                          20
Historical Leasing Production                                            21
Historical Capital Expenditures                                          22
Same Property Analysis                                                   23
Property Listing                                                       24-34
Property Listing Notes                                                   35
Value Creation Pipeline - Acquisitions / Dispositions                    36
Value Creation Pipeline - Re-Development                               37-40
Pro Forma Condensed Consolidated Balance Sheet                           41
Pro Forma Condensed Consolidated Balance Sheet Presentation              42
Pro Forma Condensed Consolidated Balance Sheet Notes                     43
Pro Forma Condensed Consolidated Income Statement                        44
Pro Forma Condensed Consolidated Income Statement Notes                45-47
Pro Forma FFO                                                            48

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CORPORATE PROFILE

GENERAL DESCRIPTION

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of March 31, 2002, we had a portfolio of 143 shopping centers totaling approximately 23.5 million square feet of company-owned gross leasable area, located in 26 states. Our shopping center portfolio was approximately 92% leased as of March 31, 2002. We also own 4 office buildings and 11 single tenant properties.

CORPORATE OFFICE

    535 Boylston Street
    Boston, MA  02116
    617-247-2200
    www.Heritagerealty.com

REGIONAL OFFICES

    Lighthouse Point, Florida   Lenexa, Kansas         Omaha, Nebraska
    Northbrook, Illinois        Louisville, Kentucky   Great Neck, New York
    Peoria, Illinois            Roseville, Minnesota   Charlotte, North Carolina
    Hanover Park, Illinois      Florissant, Missouri   Mequon , Wisconsin
    Speedway, Indiana

STOCK LISTINGS

    New York Stock Exchange:  HTG

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

INQUIRIES:

  Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

                                 Peter Prodromou
                             Trinity Communications
                               399 Boylston Street
                                Boston, MA 02116

                               Phone: 617-292-7391
                        email: pprodromou@trinitynet.com

HERITAGE WEBSITE:           www.heritagerealty.com

RESEARCH COVERAGE:

     Merrill Lynch                      Steve Sakwa          212-449-0335
                                        Craig Schmidt        212-449-1944

     Goldman Sachs                      David Kostin         212-902-6781
                                        James Kammert        212-855-0670

     Morgan Stanley                     Matthew Ostrower     212-761-6284
                                        Alan Calderon        212-761-8564

     Wachovia Securities                Jeffrey Donnelly     617-603-4262
                                        Eric Rothman         617-603-4263

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)

                                                                     Three months ended
                                                                          March 31,
                                                               -------------------------------
                                                                    2002             2001
                                                               --------------   --------------
Funds from Operations (FFO)                                    $        9,700   $        7,118
    FFO per share - Basic                                      $         1.42   $         1.04
    FFO per share - Diluted                                    $         1.41   $         1.04
    FFO per share growth rate                                            35.6%

Adjusted Funds from Operations (AFFO)                          $        6,160   $        3,501
    AFFO per share - Basic                                     $         0.90   $         0.51
    AFFO per share - Diluted                                   $         0.90   $         0.51
    AFFO per share growth rate                                           76.5%

EBITDA                                                         $       43,983   $       42,945
    EBITDA per share - Basic                                   $         6.43   $         6.30
    EBITDA per share - Diluted                                 $         6.40   $         6.27
    EBITDA per share growth rate                                         2.10%

Net Loss Attributable to Common Shareholders                   $       (6,417)  $       (5,823)
    Basic                                                      $        (0.91)  $        (0.85)
    Diluted                                                    $        (0.91)  $        (0.85)

Dividends Paid per Share and Unit                              $         3.46   $         1.76
    Payout ratio of diluted FFO per share                                 245%             169%
    Payout ratio of diluted AFFO per share                                384%             345%

Other Income/Expense Items:
    Total income                                               $       66,545   $       65,442
    Straight line rent                                         $          643   $          910
    Lease termination fees                                     $          100   $          144
    Amortization of stock compensation                         $          674   $          643
    Capitalized interest                                       $           46   $            -

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                                           March 31, 2002   December 31, 2001
                                                                                          ---------------   ------------------
    ASSETS                                                                                  (unaudited)
Real estate investments, net                                                              $     1,861,424   $        1,845,168
Cash and cash equivalents                                                                           8,360                6,146
Accounts receivable, net of allowance for doubtful accounts of $8,195 in
    2002 and $7,473 in 2001                                                                        20,665               23,639
Prepaid and other assets                                                                           14,516               13,327
Deferred financing and leasing costs                                                               17,777               18,684
                                                                                          ---------------   ------------------
                 TOTAL ASSETS                                                             $     1,904,965   $        1,888,280
                                                                                          ===============   ==================

    LIABILITIES, REDEEMABLE EQUITY AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgage loans payable                                                                        490,550              492,289
    Unsecured notes payable                                                                       201,490              201,490
    Line of credit facility                                                                       368,000              343,000
    Subordinated debt                                                                             100,000              100,000
    Accrued expenses and other liabilities                                                         67,207               69,630
    Accrued distributions                                                                          23,768               12,041
                                                                                          ---------------   ------------------
                 Total liabilities                                                              1,251,015            1,218,450
                                                                                          ---------------   ------------------
Series B Preferred Units                                                                           50,000               50,000
Series C Preferred Units                                                                           25,000               25,000
Other minority interests                                                                            2,943                2,952
                                                                                          ---------------   ------------------
                 Total minority interests                                                          77,943               77,952
                                                                                          ---------------   ------------------

Redeemable equity:
    Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
           par value, 3,743,315 shares issued and outstanding at March 31, 2002 and December 31, 2001, respectively; and common stock, $.001 par value, 1,256,685 shares issued and outstanding at March 31,2002 and
           December 31, 2001, respectively                                                        123,343              123,094
                                                                                          ---------------   ------------------

Shareholders' equity:
    Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
           par value; 25,000,000 shares authorized; 16,679,876 and 16,598,452 shares issued and outstanding at March 31, 2002 and
           December 31, 2001, respectively                                                             16                   16

    Common stock, $.001 par value; 70,000,000 shares authorized; 5,588,776 and
           5,561,635 shares issued and outstanding at March 31, 2002 and
           December 31, 2001, respectively                                                              6                    6
    Additional paid-in capital                                                                    551,816              551,623
    Cumulative distributions in excess of net income                                              (74,302)             (55,435)
    Accumulated other comprehensive loss                                                           (7,095)              (8,742)
                                                                                          ---------------   ------------------
                 Total shareholders' equity                                                       470,441              487,468
                                                                                          ---------------   ------------------
                 Total liabilities, redeemable equity and shareholders' equity            $     1,922,742   $        1,906,964
                                                                                          ===============   ==================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)

                                                                      For the Three Months Ended
                                                                              March 31,
                                                                   -------------------------------
                                                                        2002             2001
                                                                   --------------   --------------
Income:
     Rentals                                                       $       49,490   $       48,958
     Percentage rent                                                        2,768            2,146
     Recoveries from tenants                                               14,272           14,211
     Interest and other                                                        15              128
                                                                   --------------   --------------
           Total Income                                                    66,545           65,443
                                                                   --------------   --------------
Expenses:
     Property operating expenses                                            9,932           10,508
     Real estate taxes                                                      9,524            9,045
     Depreciation and amortization                                         17,380           15,337
     Interest                                                              21,121           22,077
     Interest - related party                                                   -            1,264
     General and administrative                                             3,246            3,164
                                                                   --------------   --------------
           Total expenses                                                  61,203           61,395
                                                                   --------------   --------------
           Income before net gains (losses)                                 5,342            4,048
Net gains on sales of real estate investments                               1,374            2,339
Net derivative (losses) gains                                                (150)             512
                                                                   --------------   --------------
     Income before allocation to minority interests                         6,566            6,899
Income allocated to Series B & C Preferred Units                           (1,664)          (1,664)
                                                                   --------------   --------------
           Net income                                                       4,902            5,235
Preferred stock dividends                                                 (10,850)         (10,808)
Accretion of redeemable equity                                               (249)            (249)
                                                                   --------------   --------------
     Net loss attributable to common shareholders                  $       (6,417)  $       (5,823)
                                                                   ==============   ==============
Per share data:
     Basic loss attributable to common shareholders                $        (0.91)  $        (0.85)
                                                                   ==============   ==============

     Diluted loss attributable to common shareholders              $        (0.91)  $        (0.85)
                                                                   ==============   ==============

     Weighted average common shares outstanding                         6,845,461        6,818,320
                                                                   ==============   ==============

Net Income                                                         $        4,902            5,234
                                                                   --------------   --------------
Other comprehensive gain (loss):
     Cumulative transition adjustment of interest rate
     collar as of January 1, 2001                                              --           (2,477)

     Gain (loss) on effective portion of interest rate collar               1,647           (2,813)
                                                                   --------------   --------------
Total other comprehensive gain (loss)                                       1,647           (5,290)
                                                                   --------------   --------------
           Comprehensive income (loss)                             $        6,549              (56)
                                                                   ==============   ==============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                       Three Months Ended
                                                                            March 31,
                                                                   ---------------------------
FUNDS FROM OPERATIONS:                                                 2002           2001
                                                                   ------------   ------------
Net income                                                         $      4,902   $      5,234
  Add (deduct):
     Depreciation and amortization (real-estate related)                 17,271         15,280
     Net gains on sales of real estate investments
            and equipment                                                (1,374)        (2,339)
     Preferred Stock Dividends                                          (10,850)       (10,808)
     Accretion of redeemable equity                                        (249)          (249)
                                                                   ------------   ------------
Funds from Operations (FFO)                                        $      9,700   $      7,118
                                                                   ============   ============

ADJUSTED FUNDS FROM OPERATIONS:

Funds from Operations                                              $      9,700   $      7,118

Add  (deduct):
  Straight line rent                                                       (643)          (910)
  Maintenance capital expenditures                                         (472)          (347)
  Tenant improvement and leasing commissions                             (2,569)        (2,706)
  Scheduled principal payments                                           (1,738)        (1,385)
  Capitalized interest                                                      (46)             -
  Amortization of financing costs                                         1,254          1,088
  Amortization of stock based compensation                                  674            643
                                                                   ------------   ------------

Adjusted Funds from Operations (AFFO)                              $      6,160   $      3,501
                                                                   ============   ============

                          DILUTED FUNDS FROM OPERATIONS

                                                                       Three months ended
                                                                            March 31,
                                                                   ---------------------------
                                                                       2002           2001
                                                                   ------------   ------------
FFO                                                                $      9,700   $      7,118

Add:
  Income allocated to exchangeable Limited
      Partnership Units                                                       -              -
                                                                   ------------   ------------
Diluted FFO                                                        $      9,700   $      7,118
                                                                   ============   ============

                       WEIGHTED AVERAGE SHARES OUTSTANDING

                                                                       Three months ended
                                                                            March 31,
                                                                   ---------------------------
                                                                       2002          2001
                                                                   ------------   ------------
Weighted average common shares outstanding                            6,845,461      6,818,320

Exchangeable Limited Partnership Units                                   26,199         26,199
                                                                   ------------   ------------
  Total Weighted averages shares outstanding - Diluted                6,871,660      6,844,519
                                                                   ============   ============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                 SELECTED RATIOS

                                                               THREE MONTHS ENDED
                                                                 MARCH 31, 2002
                                                               ------------------
COVERAGE RATIOS (1)
   Fixed Charge Coverage Ratio                                               1.30
    EBITDA /(Interest+Principal+ Preferred Dividends)
   Interest Coverage Ratio (including capitalized interest)                  2.08
    EBITDA /Interest

OPERATING RATIOS
   General and administrative expense as % of total revenue                   4.9%
   Net operating income margin                                                 71%
   Property operating expense recovery ratio                                   76%

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CAPITAL STRUCTURE

                                      DEBT
                                 (IN THOUSANDS)

                                                                    AGGREGATE PRINCIPAL
                                                                       MARCH 31, 2002
                                                                   ---------------------
Mortgage loans payable                                             $             490,550
Unsecured notes payable                                                          201,490
Line of credit facility                                                          368,000
Subordinated debt                                                                100,000
                                                                   ---------------------
Total Debt                                                         $           1,160,040
                                                                   =====================

                                     EQUITY
                      (IN THOUSANDS, EXCEPT SHARES & UNITS)

                                                SHARES & UNITS               $ VALUE
                                           OUTSTANDING AT 3/31/2002       EQUIVALENT (1)
                                           ------------------------   ----------------------
Common Stock                                              6,845,461   $              171,137
Preferred Stock                                          20,423,191                  510,580
Operating Partnership Units                                  26,199                      655
Preferred Operating Partnership Units                     3,000,000                   75,000
                                                                      ----------------------
                                                                      $              757,372
                                                                      ======================

Total Market Capitalization                                           $            1,917,412
                                                                      ======================

Total Debt to Total Market Capitalization                                              60.50%
                                                                      ======================

(1) Value based on initial public offering price of $25.00 per share.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

 YEAR       2002(1)      2003         2004       2005         2006      THEREAFTER        TOTAL
-------   ----------   ---------   ---------   ---------   ---------   ------------   -----------
Amount    $   30,728   $ 377,887   $ 222,920   $  40,601   $  14,855   $    473,049   $ 1,160,040

(1) Represents the period from April 1, 2002 through December 31, 2002.

                UNSECURED LINE OF CREDIT - DUE SEPTEMBER 18, 2003
                                 (IN THOUSANDS)

               OUTSTANDING      LETTERS OF        REMAINING
FACILITY(1)     @ 3/31/02         CREDIT          CAPACITY
-----------   -------------   --------------   --------------
$   425,000   $     368,000            2,450   $       54,550

(1) On April 29, 2002, the Company entered into a $350 million unsecured line of credit with Fleet National Bank, as agent. This new line of credit replaced the Company's prior $425 million unsecured line of credit. In addition, also on April 29, 2002, the Company used approximately $214 million of the net proceeds from the Company's IPO to repay outstanding indebtedness under the prior line of credit.

                       UNSECURED AND SECURED DEBT ANALYSIS

                                                        WEIGHTED          WEIGHTED AVERAGE
                       AMOUNT       % OF DEBT         AVERAGE RATE            MATURITY
                    -----------   --------------   -------------------   ------------------
Unsecured Debt      $   669,490            57.71%                 6.04%                 2.4 years
Secured Debt        $   490,550            42.29%                 8.04%                 7.3 years
                    -----------   --------------   -------------------   ------------------
Total Debt          $ 1,160,040           100.00%                 6.89%                 4.5 years
                    ===========   ==============   ===================   ==================

                      FLOATING AND FIXED RATE DEBT ANALYSIS

                                                        WEIGHTED          WEIGHTED AVERAGE
                       AMOUNT       % OF DEBT         AVERAGE RATE            MATURITY
                    -----------   --------------   -------------------   ------------------
Floating Rate Debt  $   468,000(2)         40.34%                 5.58%                 1.6 years
Fixed Rate Debt     $   692,040            59.66%                 7.77%                 6.4 years
                    -----------   --------------   -------------------   ------------------
Total Debt          $ 1,160,040           100.00%                 6.89%                 4.5 years
                    ===========   ==============   ===================   ==================

(2) The $150 million term loan under the line of credit had an interest rate floor of 6%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

PROPERTY                                                   2002(1)         2003           2004           2005
                                                        ------------   ------------   ------------   ------------
MORTGAGE LOANS PAYABLE:

Fox River Plaza                                         $      4,845   $          -   $          -   $          -
Southport Centre                                               7,819              -              -              -
Edgewood Shopping Center                                       6,364              -              -              -
Moorland Square                                                3,216              -              -              -
Kimberly West                                                  3,596              -              -              -
Martin's Bittersweet Plaza                                       127          2,975              -              -
Miracle Hills Park                                                54             78          3,594              -
The Commons of Chancellor Park                                   258            371         12,374              -
Franklin Square                                                  277            399            436         13,583
Williamson Square                                                217            311            337         10,830
Riverchase Village Shopping Center                               202            287            309          9,764
Spring Mall                                                       69            100            109            120
Innes Street Market                                              212            302            326            352
Southgate Shopping Center                                         65             93            101            110
Salem Consumer Square                                            265            386            427            473
St. Francis Plaza                                                113            162            176            191
8 shopping centers, cross collaterialized                      1,023          1,459          1,577          1,705
545 Boylston Street and William J. McCarthy Building             388            556            603            655
 29 shopping centers, cross collaterialized                    1,440          2,153          2,276          2,520
Elk Park Center                                                  178            255            275            298
                                                        ------------   ------------   ------------   ------------

Total Mortgage Loans Payable                                  30,728          9,887         22,920         40,601
                                                        ------------   ------------   ------------   ------------

Unsecured notes payable                                            -              -        100,000              -
Line of credit facility                                            -        368,000              -              -
Subordinated debt                                                  -              -        100,000              -
                                                        ------------   ------------   ------------   ------------

 Total indebtedness                                     $     30,728   $    377,887   $    222,920   $     40,601
                                                        ============   ============   ============   ============

PROPERTY                                                    2006        THEREAFTER       TOTAL
                                                        ------------   ------------   ------------
MORTGAGE LOANS PAYABLE:

Fox River Plaza                                         $          -   $          -   $      4,845
Southport Centre                                                   -              -          7,819
Edgewood Shopping Center                                           -              -          6,364
Moorland Square                                                    -              -          3,216
Kimberly West                                                      -              -          3,596
Martin's Bittersweet Plaza                                         -              -          3,102
Miracle Hills Park                                                 -              -          3,726
The Commons of Chancellor Park                                     -              -         13,003
Franklin Square                                                    -              -         14,695
Williamson Square                                                  -              -         11,695
Riverchase Village Shopping Center                                 -              -         10,562
Spring Mall                                                    8,021              -          8,419
Innes Street Market                                              380         12,098         13,670
Southgate Shopping Center                                        119          2,165          2,653
Salem Consumer Square                                            522          9,292         11,365
St. Francis Plaza                                                207            468          1,317
8 shopping centers, cross collaterialized                      1,843         76,279         83,886
545 Boylston Street and William J. McCarthy Building             711         33,417         36,330
 29 shopping centers, cross collaterialized                    2,730        230,214        241,333
Elk Park Center                                                  322          7,626          8,954
                                                        ------------   ------------   ------------

Total Mortgage Loans Payable                                  14,855        371,559        490,550
                                                        ------------   ------------   ------------

Unsecured notes payable                                            -        101,490        201,490
Line of credit facility                                            -              -        368,000
Subordinated debt                                                  -              -        100,000
                                                        ------------   ------------   ------------

 Total indebtedness                                     $     14,855   $    473,049   $  1,160,040
                                                        ============   ============   ============

(1) Represents the period from April 1, 2002 through December 31, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        SUMMARY OF MORTGAGE LOANS PAYABLE
                                 (IN THOUSANDS)

                                                                                               INTEREST               MARCH 31,
PROPERTY                                              LENDER                                      RATE   MATURITY      2002
--------                                              ------                                  ---------  --------    ----------
Fox River Plaza                                       Metropolitan Life Insurance Company         7.76%    Apr-02    $   4,845(1)
Southport Centre                                      Lutheran Brotherhood                        9.20%    Apr-02        7,819(2)
Edgewood Shopping Center                              Lutheran Brotherhood                        9.08%    Jun-02        6,364(3)
Moorland Square                                       GMAC Commercial Mortgage                    8.99%    Nov-02        3,216
Kimberly West                                         American Express Financial                  7.88%    Jan-03        3,596
Martin's Bittersweet Plaza                            Nationwide Life Insurance                   8.88%    Jun-03        3,102
Miracle Hills Park                                    Lutheran Brotherhood                        8.28%    Aug-04        3,726
The Commons of Chancellor Park                        Principal Mutual Life Insurance             8.48%    Nov-04       13,003
Franklin Square                                       Principal Mutual Life Insurance             9.00%    Jun-05       14,695
Williamson Square                                     GMAC Commercial Mortgage                    8.00%    Aug-05       11,695
Riverchase Village Shopping Center                    Allstate Life Insurance                     7.62%    Sep-05       10,562
Spring Mall                                           Wells Fargo                                 9.39%    Oct-06        8,419
Innes Street Market                                   Metropolitan Life Insurance Company         7.63%    Oct-07       13,670
Southgate Shopping Center                             American Express Financial                  8.38%    Oct-07        2,653
Salem Consumer Square                                 Great West Life Insurance                  10.13%    Sep-08       11,365
St. Francis Plaza                                     American United Life Insurance              8.13%    Dec-08        1,317
8 shopping centers, cross collateralized              Metropolitan Life Insurance Company         7.83%    Dec-09       83,886
545 Boylston Street and William J. McCarthy Building  American General                            8.26%    Oct-10       36,330
29 shopping centers, cross collateralized             Prudential Mortgage Capital Corporation     7.88%    Oct-10      241,333
Elk Park Center                                       American Express Financial                  7.64%    Aug-16        8,954
                                                                                              ---------              ---------
Total/Weighted average                                                                             8.04%             $ 490,550
                                                                                              =========              =========

(1) Loan was repaid in full on April 1, 2002.
(2) In April 2002, the Company signed a commitment to refinance this loan in the principal amount of $10 million at an interest rate of 6.94%.
(3) Loan was repaid in full on May 31, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                OTHER SECURITIES

SECURITY ISSUED:         SERIES B CUMULATIVE REDEEMABLE OF BRADLEY OP(1)
                         PERPETUAL PREFERRED UNITS

       Value at 3/31/02    -  $50,000,000
       Units Outstanding   -  2,000,000
       Conversion          -  Convertible into Heritage Common Stock 1:1 in 2009
       Dividend            -  8.875%

SECURITY ISSUED:         SERIES C CUMULATIVE REDEEMABLE
                         PERPETUAL PREFERRED UNITS OF BRADLEY OP

       Value at 3/31/02    -  $25,000,000
       Units Outstanding   -  1,000,000
       Conversion          -  Convertible into Heritage Common Stock 1:1 in 2009
       Dividend            -  8.875%

SECURITY ISSUED:         BRADLEY OP EXCHANGEABLE LIMITED PARTNERSHIP UNITS

       Value at 3/31/02    -  $518,000
       Units Outstanding   -  26,199 OP Units
       Conversion          -  Convertible into Heritage Common Stock 1:1
       Dividend            -  Equal to Current Common Dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 98 properties at March 31, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                      Portfolio Overview Summary - 3/31/02

Number of shopping centers                            143
Number of office buildings                              4
Number of single tenant properties                     11
Number of owned land parcels                            1
                                               ----------
  Total real estate owned                             159
                                               ==========

Company owned shopping center GLA              23,525,075
Company owned office building
  net rentable square feet                        281,559
Company owned single tenant
  square footage                                   27,800
                                               ----------
  Total                                        23,834,434
                                               ==========

% Leased - Portfolio                                 92.2%

Average square foot size of shopping centers      165,000

Average number of shopping center                     2.6
  anchor tenants

% Grocer-anchored - shopping centers                   80%

% of NOI - grocer anchored shopping centers            75%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE

                    GEOGRAPHIC DISTRIBUTION - TOTAL PORTFOLIO

                       NUMBER OF     TOTAL     % OF     ANNUALIZED    % OF
GEOGRAPHIC AREA       PROPERTIES   OWNED GLA   TOTAL    BASED RENT    TOTAL
---------------       ----------  ----------  -------  ------------  --------
 EAST:
  North Carolina              11   2,809,804    11.79%   25,977,676     13.05%
  New York                    15   1,154,857     4.85%   15,633,390      7.86%
  Florida                     16   1,058,666     4.44%    7,727,683      3.88%
  Tennessee                    3     877,010     3.68%    5,750,483      2.89%
  Massachusetts                5     650,442     2.73%   11,704,715      5.88%
  New Hampshire                3     555,470     2.33%    4,357,464      2.19%
  Pennsylvania                 2     427,156     1.79%    2,088,663      1.05%
  Maine                        1     204,006     0.86%    1,469,039      0.74%
  Vermont                      1     221,314     0.93%    1,759,884      0.88%
  Alabama                      1     178,511     0.75%    1,721,739      0.87%
  New Jersey                   2     530,582     2.23%    5,969,182      3.00%
  Georgia                      1     141,072     0.59%      665,216      0.33%
  Connecticut                  1     125,730     0.53%    1,221,246      0.61%
                      ----------  ----------  -------  ------------  --------
   Subtotal                   62   8,934,620    37.49%   86,046,380     43.24%
                      ==========  ==========  =======  ============  ========

 MIDWEST:
  Illinois                    17   3,244,992    13.61%   27,845,127     13.99%
  Minnesota                   17   2,590,261    10.87%   23,602,930     11.86%
  Indiana                     11   2,286,544     9.59%   14,358,006      7.22%
  Wisconsin                   11   1,300,424     5.46%    8,980,269      4.51%
  Missouri                     7   1,146,845     4.81%    7,929,443      3.98%
  Kansas                       6     932,186     3.91%    5,373,734      2.70%
  Iowa                         7     726,552     3.05%    4,198,178      2.11%
  Ohio                         3     669,562     2.81%    5,030,915      2.53%
  Kentucky                     5     640,202     2.69%    4,659,265      2.34%
  Nebraska                     7     596,670     2.50%    4,730,129      2.38%
  Michigan                     3     533,010     2.24%    4,474,981      2.25%
  South Dakota                 1     196,766     0.83%    1,408,160      0.71%
  New Mexico                   1      35,800     0.15%      363,732      0.18%
                      ----------  ----------  -------  ------------  --------
   Subtotal                   96  14,899,814    62.51%  112,954,869     56.76%
                      ==========  ==========  =======  ============  ========
 Total                       158  23,834,434   100.00%  199,001,249    100.00%
                      ==========  ==========  =======  ============  ========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        TOP TENANTS BY SQUARE FEET LEASED

                                                                     TENANT        % OF TOTAL
                                         TOTAL    GLA AS A % OF  ANNUALIZED BASE   ANNUALIZED
                                        --------  -------------  ---------------
       TENANT           # OF STORES      GLA          TOTAL          RENT(1)       BASE RENT(2)     TYPE OF BUSINESS
       ------           -----------    ---------  -------------  ---------------   ------------   -------------------
   TJX Companies (3)         41        1,231,763           5.20% $    11,047,081           5.60%  Discount/Soft Goods

 Fleming Companies (5)       13          692,996           2.90%       4,911,416           2.50%        Grocer

       Kroger (4)            14          687,113           2.90%       4,966,901           2.50%        Grocer

     Supervalu (6)           10          625,421           2.60%       4,166,059           2.10%        Grocer

       K-Mart                 7          641,130           2.70%       3,182,957           1.60%       Discount

       Hy-Vee                 9          513,999           2.20%       2,585,474           1.30%        Grocer

      Walgreen's             18          239,931           1.00%       2,467,175           1.20%      Drug Store

  Charming Shoppes           32          271,114           1.10%       2,467,175           1.20%   Discount/Apparel

     OfficeMax               10          233,770           1.00%       2,008,600           1.10%    Office Products

   Price Chopper              5          343,397           1.40%       2,113,569           1.10%        Grocer

          1 We calculate annualized base rent for all leases in place in which tenants are in occupancy at March 31, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

          2 Represents total Tenant Annualized Base Rent divided by Total
            Annualized Base Rent of $199,011,250.

          3 TJX Companies include: Marshalls, TJ Maxx, A.J. Wright and
            Homegoods.

          4 The Kroger Co. includes: Kroger, Pay Less Supermarket and Dillons.

          5 Fleming Companies Inc. include: Rainbow Foods, Sentry Foods, Super
            Saver, Festival Foods and Russ IGA.

          6 Supervalu Inc. includes: Cub Foods, Shop n' Save, Supervalu and Rays
            Supermarket.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 ANCHOR LEASE EXPIRATION ROLL OUT - 3/31/02 (1)

      LEASE           NUMBER OF        EXPIRING        % OF TOTAL                                                   EXPIRING
    EXPIRATION         EXPIRING         SQUARE          SQ. FT.               EXPIRING          % OF TOTAL         BASE RENT /
       YEAR             LEASES           FEET           EXPIRING            BASE RENT(2)         BASE RENT         SQ. FT.(3)
       ----             ------           ----           --------            ------------         ---------         ----------
 2002 (remaining)          6            190,082            1.4%             $   662,453             0.7%             $ 3.49
       2003               25            817,930            5.8%               5,412,626             5.5%             $ 6.62
       2004               39          1,440,352           10.2%               8,950,910             9.0%             $ 6.21
       2005               28            857,633            6.1%               4,714,761             4.8%             $ 5.50
       2006               29          1,232,375            8.8%               6,407,018             6.5%             $ 5.20
       2007               28          1,023,117            7.3%               6,644,273             6.7%             $ 6.49
       2008               21            848,069            6.0%               5,749,599             5.8%             $ 6.78
       2009               27          1,024,197            7.3%               8,330,516             8.4%             $ 8.13
       2010               21            808,195            5.8%               6,631,889             6.7%             $ 8.21
       2011               24          1,043,275            7.4%               8,403,397             8.5%             $ 8.05
 2012 and Thereafter      97          4,769,527           33.9%              37,310,894            37.6%             $ 7.82
                     ------------  ----------------  -----------------  --------------------  -----------------  --------------
 Totals                  345          14,054,752         100.0%              99,218,336          100.0%              $ 7.06

1 We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.
2 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.
3 Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 NON-ANCHOR LEASE EXPIRATION ROLL OUT - 3/31/02

      LEASE           NUMBER OF        EXPIRING        % OF TOTAL                                                   EXPIRING
    EXPIRATION         EXPIRING         SQUARE          SQ. FT.               EXPIRING          % OF TOTAL         BASE RENT /
      YEAR              LEASES           FEET           EXPIRING            BASE RENT(1)         BASE RENT          SQ. FT.(2)
       ----             ------           ----           --------            ------------         ---------         ----------
2002 (remaining)         364            909,636           11.12%            $ 10,140,925           9.25%             $11.15
      2003               499          1,366,960           16.71%              17,741,345          16.18%             $12.98
      2004               459          1,231,796           15.05%              16,791,150          15.31%             $13.63
      2005               389          1,379,173           16.85%              18,932,315          17.26%             $13.73
      2006               296          1,107,173           13.53%              15,314,089          13.97%             $13.83
      2007               164            642,230            7.85%               8,186,101           7.47%             $12.75
      2008                71            354,954            4.34%               4,904,456           4.47%             $13.82
      2009                57            277,438            3.39%               4,229,403           3.86%             $15.24
      2010                60            244,773            2.99%               3,884,739           3.54%             $15.87
      2011                58            255,844            3.13%               3,612,411           3.29%             $14.12
2012 and Thereafter       81            412,857            5.05%               5,920,458           5.40%             $14.34
                     ------------  ----------------  -----------------  --------------------  -----------------  ---------------
Totals                 2,498          8,182,834          100.00%             109,657,392         100.00%             $13.40

1 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.
2 Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    TOTAL LEASE EXPIRATION ROLL OUT - 3/31/02

      LEASE           NUMBER OF        EXPIRING        % OF TOTAL                                                   EXPIRING
    EXPIRATION         EXPIRING         SQUARE          SQ. FT.               EXPIRING          % OF TOTAL         BASE RENT /
      YEAR              LEASES           FEET           EXPIRING            BASE RENT(1)         BASE RENT          SQ. FT.(2)
       ----             ------           ----           --------            ------------         ---------         ----------
2002 (remaining)           370         1,099,718           4.9%             $ 10,803,378           5.2%              $ 9.82
      2003                 524         2,184,890           9.8%               23,153,971          11.1%              $10.60
      2004                 498         2,672,148          12.0%               25,742,060          12.3%              $ 9.63
      2005                 417         2,236,806          10.1%               23,647,076          11.3%              $10.57
      2006                 325         2,339,548          10.5%               21,721,107          10.4%              $ 9.28
      2007                 192         1,665,347           7.5%               14,830,374           7.1%              $ 8.91
      2008                  92         1,203,023           5.4%               10,654,055           5.1%              $ 8.86
      2009                  84         1,301,635           5.9%               12,559,919           6.0%              $ 9.65
      2010                  81         1,052,968           4.7%               10,516,628           5.0%              $ 9.99
      2011                  82         1,299,119           5.8%               12,015,808           5.8%              $ 9.25
2012 and Thereafter        178         5,182,384          23.3%               43,231,352          20.7%              $ 8.34
                     ------------  ----------------  -----------------  --------------------  -----------------  ---------------
Totals                   2,843        22,237,586         100.0%             $208,875,728         100.0%              $ 9.39

1 Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2 Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                          HISTORICAL LEASING PRODUCTION

                                                                                               YEAR ENDED DECEMBER 31,
                                                   THREE MONTHS ENDED         ---------------------------------------------------
                                                     MARCH 31, 2002                2001               2000              1999
                                              -----------------------------   ----------------   --------------    --------------
NEW LEASES
     Number of new leases signed                                        53                231              127                76
     GLA Leased (sq. ft. at end of period)                         266,505            849,453          484,814           482,215
     New Base Rent/sq. ft. (1)                                 $     10.34       $      10.44      $     12.16        $    12.22
     Expiring Base Rent/sq. ft. (2)                            $      9.36       $       9.04      $     10.39        $     9.50
     Percentage Growth in Base Rent                                   10.5%              15.5%            17.0%             28.7%

RENEWALS
     Number of new leases signed                                        72                337              150               118
     GLA Leased (sq. ft. at end of period)                         250,286          1,144,299          439,509           365,786
     New Base Rent/sq. ft.                                     $     12.11       $      10.92      $     14.63        $    15.29
     Expiring Base Rent/sq. ft.                                $     11.02       $       9.89      $     12.92        $    14.20
     Percentage Growth in Base Rent                                    9.9%              10.4%            13.3%              7.7%

TOTAL NEW LEASES AND RENEWALS
     Number of new leases signed                                       125                568              277               194
     GLA Leased (sq. ft. at end of period)                         516,791          1,993,752          924,323           848,001
     New Base Rent/sq. ft.                                     $     11.20       $      10.72      $     13.34        $    13.55
     Expiring Base Rent/sq. ft.                                $     10.16       $       9.53      $     11.59        $    11.53
     Percentage Growth in Base Rent                                   10.2%              12.5%            15.0%             17.5%

1 New Base Rent represents the base rent payable for the first 12 months of the lease.
2 Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                         HISTORICAL CAPITAL EXPENDITURES
                                 (IN THOUSANDS)

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                                                                                               YEAR ENDED DECEMBER 31,
                                                    THREE MONTHS ENDED        ----------------------------------------------------
                                                      MARCH 31, 2002                2001               2000              1999
                                                  ----------------------      ----------------   --------------    ---------------
Average number of square feet                                 23,356,000            23,308,000       13,303,000          7,639,000

Maintenance capital expenditures                                 472,000             5,466,000        4,089,000          2,229,000

  Per Square Foot                                        $          0.02        $         0.23    $        0.31     $         0.29

Tenant improvements                                      $     2,151,000        $   12,615,000    $   6,529,000     $    3,855,000
Leasing commissions                                      $       418,000        $    2,030,000    $   1,035,000     $      737,000
                                                  ----------------------      ----------------   --------------    ---------------
  Total                                                  $     2,569,000        $   14,645,000    $   7,564,000     $    4,592,000
                                                  ======================      ================   ==============    ===============

  Per Square Foot                                        $          0.11        $         0.63    $        0.57     $         0.60

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             SAME PROPERTY ANALYSIS

                                           Three Months Ended
                                               March 31,
                                        2002              2001
                                     ----------        ----------
Total income                         $   64,682            64,132
Operating expenses                      (18,910)          (18,988)
                                     ----------        ----------
Net Operating Income                 $   45,772        $   45,144
                                     ==========        ==========

Same Property NOI Increase                  1.4%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
SHOPPING CENTERS:
              ALABAMA

       Riverchase Village SC            1994            93%       178,511    187,711   128,225

            CONNECTICUT

         Torrington Plaza            1963/1994          93%       125,730    125,730    42,037

              FLORIDA
          Barton Commons                1989            82%       215,049    218,049   138,518

      Naples Shopping Center         1962/1997         100%       195,471    198,971   162,486

    Park Shore Shopping Center       1973/1993          99%       231,830    240,330   188,180

  Shoppers Haven Shopping Center     1959/1998          60%       205,049    205,049    68,404

   Venetian Isle Shopping Center     1959/1992          91%       183,467    186,967   111,831

              GEORGIA

         Shenandoah Plaza               1987            96%       141,072    141,072   113,922

             ILLIONIS

        Bartonville Square              1972            98%        55,348    60,846     41,824

        Butterfield Square              1997            97%       106,824    121,427    51,677
   The Commons of Chicago Ridge      1992/1999          92%       324,080    324,080   233,405

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------
SHOPPING CENTERS:
              ALABAMA

       Riverchase Village SC        Bruno's Supermarket           1,721,739       $    9.65
                                    Service Merchandise
                                    Barnes & Noble
            CONNECTICUT

         Torrington Plaza           TJ Maxx                       1,221,246       $    9.71
                                    Staples
              FLORIDA
          Barton Commons            K-Mart                          971,464       $    4.52
                                    Bealls Dept. Store
                                    Beals Outlet

      Naples Shopping Center        Publix Supermarket            1,899,734       $    9.72
                                    Marshalls
                                    Linens N Things
                                    Office Depot
                                    Books A Million

    Park Shore Shopping Center      Fresh Market Supermarket      1,760,445       $    7.59
                                    K-Mart
                                    Rhodes Furniture
                                    Homegoods
                                    Sound Advice

  Shoppers Haven Shopping Center    Winn Dixie Supermarket        1,341,020       $    6.54
                                    Walgreens

   Venetian Isle Shopping Center    Publix Supermarket            1,505,246       $    8.20
                                    TJ Maxx
                                    Linens N Things
                                    PetsMart
              GEORGIA

         Shenandoah Plaza           Ingles Market                   665,216       $    4.72
                                    Wal-Mart

             ILLIONIS

        Bartonville Square          Kroger Supermarket              280,477       $    5.07

        Butterfield Square          Sunset Foods                  1,369,036       $   12.82
   The Commons of Chicago Ridge     Home Depot                    3,657,171       $   11.28
                                    Office Depot
                                    Marshalls
                                    Pep Boys
                                    Old Navy
                                    Michaels

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
    THE COMMONS OF CRYSTAL LAKE      1995/1998          98%       273,060    365,335   210,569

         CROSSROADS CENTRE           1975/1988          96%       242,320    247,820   129,468

     FAIRHILLS SHOPPING CENTER       1971/1989          74%       107,614    107,614    49,330

          HERITAGE SQUARE               1992            95%       210,237    210,237   164,054

         HIGH POINT CENTRE              1988            98%       240,032    240,032   141,068

          PARKWAY POINTE                1996            96%        38,587    221,887   179,300

            RIVERCREST               1992/1999         100%       484,680    849,835   711,859

         ROLLINS CROSSING            1995/1998          93%       150,576    344,696   283,704

       SANGAMON CENTER NORTH         1970/1996          97%       139,757    144,757    79,257

         SHERIDAN VILLAGE            1954/1995          96%       303,896    303,896   177,409

          STERLING BAZAAR               1992            84%        82,837     82,837    52,337

         TWIN OAKS CENTRE               1991            88%        94,741     94,741    59,682


                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------
    THE COMMONS OF CRYSTAL LAKE     Jewel Foods/Osco Drugs        3,048,682       $   11.16
                                    Marshalls
                                    Toys R Us
                                    Hobby Lobby (Non-Owned)

         CROSSROADS CENTRE          Malan Realty Investors, Inc.  1,565,555       $    6.46
                                    TJ Maxx

     FAIRHILLS SHOPPING CENTER      Jewel Foods/Osco Drugs          495,882       $    4.61

          HERITAGE SQUARE           Circuit City                  2,077,755       $    9.88
                                    Carson Furniture Gallery
                                    DSW Warehouse
                                    Rhodes Furniture

         HIGH POINT CENTRE          Cub Foods                     2,274,221       $    9.47
                                    Office Depot
                                    Babies R Us
                                    Big Lots

          PARKWAY POINTE            Wal-Mart (Non-Owned)            459,291       $   11.90
                                    Target (Non-Owned)
                                    Party Tree (Non-Owned)

            RIVERCREST              Dominick's Supermarket        4,159,458       $    8.58
                                    Best Buy
                                    PetsMart
                                    TJ Maxx
                                    Kimco Realty Corp.
                                    Sears
                                    OfficeMax
                                    Hollywood Park
                                    Target (Non-Owned)
                                    Kohl's (Non-Owned)
                                    Menards (Non-Owned)
                                    Sony Theaters (Non-Owned)

         ROLLINS CROSSING           Super K-Mart (Non-Owned)        914,437       $    6.07
                                    Sears Paint & Hardware
                                    Regal Cinema

       SANGAMON CENTER NORTH        Schnuck's Supermarket         1,086,620       $    7.78
                                    U.S. Post Office

         SHERIDAN VILLAGE           Bergner's Dept Store          2,258,850       $    7.43
                                    Cohen's Furniture Co.

          STERLING BAZAAR           Kroger Supermarket              688,970       $    8.32

         TWIN OAKS CENTRE           Hy-Vee Supermarket              588,211       $    6.21

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER       1976/1977         100%        67,531     67,531    48,341

          WESTVIEW CENTER               1992            77%       322,872    413,672   184,265

              INDIANA

         COUNTY LINE MALL            1976/1991          57%       260,785    263,585    84,545

         DOUBLE TREE PLAZA              1996            91%       100,104    112,104    45,000

    GERMANTOWN SHOPPING CENTER          1985            71%       230,600    238,000   114,905

           KING'S PLAZA                 1965            87%       102,788    102,788    60,200

           LINCOLN PLAZA                1968            93%        95,664     95,664    39,104

    MARTIN'S BITTERSWEET PLAZA          1992            95%        78,245     81,255    61,079

     RIVERGATE SHOPPING CENTER          1982            94%       133,086    137,286   108,086

       SAGAMORE PARK CENTRE             1982            85%       102,439    102,439    41,154

       SPEEDWAY SUPERCENTER          1960/1998          90%       552,097    558,097   237,399

            THE VILLAGE                 1950            75%       294,212    294,212    98,025

    WASHINGTON LAWNDALE COMMONS      1957/1993          96%       336,524    336,524   214,199

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER      CVS                             366,157       $    5.42
                                    Big Lots

          WESTVIEW CENTER           Cub Foods                     2,554,353       $    7.91
                                    Marshalls
                                    Value City Dept. Store
                                    (Non-Owned)

              INDIANA

         COUNTY LINE MALL           Kroger Supermarket            1,376,837       $    5.28
                                    OfficeMax

         DOUBLE TREE PLAZA          Amelia's Supermarket            654,135       $    6.53

    GERMANTOWN SHOPPING CENTER      Beuhlers Supermarket            990,760       $    4.30
                                    Elder Beerman Dept Store
                                    Peebles Dept Store

           KING'S PLAZA             Cub Foods                       423,648       $    4.12

           LINCOLN PLAZA            Kroger Supermarket              658,141       $    6.88

    MARTIN'S BITTERSWEET PLAZA      Martin's Supermarket            542,979       $    6.94
                                    Osco Drug

     RIVERGATE SHOPPING CENTER      Super Foods                     499,024       $    3.75
                                    Wal-Mart

       SAGAMORE PARK CENTRE         Payless Supermarket             863,698       $    8.43

       SPEEDWAY SUPERCENTER         Kroger Supermarket            4,471,680       $    8.10
                                    AJ Wright
                                    Kohl's
                                    Sears
                                    Factory Card Outlet
                                    Old Navy

            THE VILLAGE             US Factory Outlet             1,978,277       $    6.72
                                    AJ Wright
                                    Ind. Dept of Employment

    WASHINGTON LAWNDALE COMMONS     Target Stores                 1,898,828       $    5.64
                                    Stein Mart
                                    Dunham's Sporting Goods
                                    Homelife Furniture (Sears)
                                    Jo-Ann Fabrics
                                    Books A Million

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR      % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
               IOWA

       BURLINGTON PLAZA WEST            1989            96%        88,118     88,118    52,468

      DAVENPORT RETAIL CENTER           1996           100%        62,588    229,588   214,433

           KIMBERLY WEST             1987/1997          93%       113,713    113,713    76,896

          PARKWOOD PLAZA                1992            89%       126,369    126,369    63,108

     SOUTHGATE SHOPPING CENTER       1972/1996          98%       155,399    155,399   124,065

          SPRING VILLAGE             1980/1991          81%        90,263     92,763    45,763

           WARREN PLAZA              1980/1993          96%        90,102    187,135   148,525

              KANSAS

          MID STATE PLAZA               1971            89%       286,601    293,101   180,288

          SANTA FE SQUARE               1987            96%       133,698    133,698    55,820

       SHAWNEE PARKWAY PLAZA         1979/1995          84%        92,213     92,213    59,128

           VILLAGE PLAZA                1975           100%        55,698     55,698    31,431

        WESTCHESTER SQUARE           1968/1998          84%       164,944    168,644    63,000

     WEST LOOP SHOPPING CENTER       1986/1998          87%       199,032    199,032    78,558

             KENTUCKY

      CAMELOT SHOPPING CENTER        1969/1997          82%       150,391    150,391    61,500

            DIXIE PLAZA                 1987           100%        47,954     82,737    59,383

           MIDTOWN MALL              1970/1994          86%       153,566    153,566    96,171

     PLAINVIEW VILLAGE CENTER           1977            89%       151,461    182,261    30,975

            STONY BROOK                 1988           100%       136,830    228,030   159,625

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ.FT.(7)
---------------------------------------------------------------------------------------------
               IOWA

       BURLINGTON PLAZA WEST        Festival Foods                  598,111       $    6.79

      DAVENPORT RETAIL CENTER       Staples                         646,050       $   10.32
                                    PetsMart
                                    Super Target (Non-Owned)

           KIMBERLY WEST            Hy-Vee Supermarket              644,868       $    5.67

          PARKWOOD PLAZA            Albertson's Supermarket         786,152       $    6.22

     SOUTHGATE SHOPPING CENTER      Hy-Vee Supermarket              499,599       $    3.21
                                    Walgreens
                                    Big Lots

          SPRING VILLAGE            Eagle Foods                     355,701       $    3.94

           WARREN PLAZA             Hy-Vee Supermarket              667,698       $    7.41
                                    Target (Non-Owned)
              KANSAS

          MID STATE PLAZA           Food 4 Less                     839,952       $    2.93
                                    Sutherlands Lumber
                                    Hobby Lobby
                                    Carroll's Books

          SANTA FE SQUARE           Hy-Vee Supermarket            1,186,351       $    8.87

       SHAWNEE PARKWAY PLAZA        Price Chopper Supermarket       573,841       $    6.22

           VILLAGE PLAZA            Falley's Food 4 Less            293,573       $    5.27

        WESTCHESTER SQUARE          Hy-Vee Supermarket            1,287,574       $    7.81

     WEST LOOP SHOPPING CENTER      Dillons Supermarket           1,192,443       $    5.99
                                    Waters True Value
             KENTUCKY

      CAMELOT SHOPPING CENTER       Winn Dixie Supermarket          780,898       $    5.19
                                    Gatti's Pizza

            DIXIE PLAZA             Winn Dixie Supermarket          380,562       $    7.94
                                    Frank's Nursery (Non-Owned)

           MIDTOWN MALL             Kroger Supermarket              835,696       $    5.44
                                    Odd Lots/Big Lots
                                    Gatti's Pizza

     PLAINVIEW VILLAGE CENTER       Kroger Supermarket            1,216,058       $    8.03

            STONY BROOK             Kroger Supermarket            1,446,051       $   10.57
                                    H.H. Gregg (Non-Owned)

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR      % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
               MAINE

     PINE TREE SHOPPING CENTER       1958/1973         100%       204,006    254,378   200,178

           MASSACHUSETTS

         LYNN MARKET PLACE           1966/1993         100%        78,092     78,092    52,620

         WATERTOWER PLAZA            1988/1998          88%       285,821    296,321   194,078

          WESTGATE PLAZA             1969/1996          97%       103,903    103,903    77,768

             MICHIGAN

      CHERRY HILL MARKETPLACE        1992/1999          88%       122,132    122,132    53,739

           THE COURTYARD                1989           100%       125,965    268,520   219,421

           REDFORD PLAZA             1956/1987          96%       284,913    284,913   194,014

             MINNESOTA

        AUSTIN TOWN CENTER              1999            98%       111,110    201,110   170,789

         BROOKDALE SQUARE            1971/1994          95%       185,883    185,883   114,320

        BURNING TREE PLAZA           1987/1998          94%       173,929    173,929   117,716

        CENTRAL VALU CENTER          1961/1984          96%       123,350    123,350    90,946

          DIVISION PLACE                1991           100%       129,354    133,354    24,016

                                                                                  ANNUALIZED
          PROPERTY NAME                                            ANNUALIZED     BASE
          AND LOCATION                    ANCHORS(5)              BASE RENT(6)    RENT/SQ.FT.(7)
------------------------------------------------------------------------------------------------
               MAINE

     PINE TREE SHOPPING CENTER      Shaw's Supermarket
                                    (Non-Owned)                      1,469,039       $    7.20
                                    Ames Department Stores, Inc.
                                    Mardens
                                    Jo-Ann Fabrics
                                    AJ Wright
           MASSACHUSETTS

         LYNN MARKET PLACE          Star Market                        603,435       $    7.73

         WATERTOWER PLAZA           Shaw's Supermarket               3,567,168       $   12.48
                                    TJ Maxx
                                    OfficeMax
                                    Barnes & Noble
                                    Linens 'N Things
                                    Petco
                                    Michael's

          WESTGATE PLAZA            Stop & Shop                        969,755       $    9.33
                                    TJ Maxx
             MICHIGAN

      CHERRY HILL MARKETPLACE       Farmer Jacks                     1,188,385       $    9.73

           THE COURTYARD            V.G. Food Center                   982,331       $    7.80
                                    OfficeMax
                                    Dunhams Sporting Goods
                                    Home Depot (Non-Owned)

           REDFORD PLAZA            Kroger Supermarket               2,304,266       $    8.09
                                    Burlington Coat Factory
                                    Bally Total Fitness
                                    AJ Wright
                                    Aco Hardware
                                    The Resource Network
             MINNESOTA

        AUSTIN TOWN CENTER          Rainbow Foods                      957,300       $    8.62
                                    Staples
                                    Target (Non-Owned)

         BROOKDALE SQUARE           Circuit City                       834,408       $    4.49
                                    Office Depot
                                    Brookdale Theater
                                    Pep Boys

        BURNING TREE PLAZA          Best Buy                         1,487,420       $    8.55
                                    TJ Maxx
                                    Hancocks Fabrics
                                    Dunham's Sporting Goods

        CENTRAL VALU CENTER         Rainbow Foods                      932,769       $    7.56
                                    Slumberland Clearance

          DIVISION PLACE            TJ Maxx                          1,439,916       $   11.13

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR      % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
          ELK PARK CENTER            1995/1999          97%       184,890    282,533   172,656

           HAR MAR MALL              1992/1995          96%       429,791    429,791   246,814

            HUB WEST(9)
           RICHFIELD HUB             1952/1992          98%       214,855    217,655   129,400

         MARKETPLACE AT 42              1999           100%       120,377    135,877    56,371

         ROSEVILLE CENTER            1950/2000          96%        76,723    141,723    65,000

         SOUTHPORT CENTRE               1992            96%       124,848    427,944   347,614

      SUN RAY SHOPPING CENTER        1958/1992          96%       256,725    256,725   133,090

         TEN ACRES CENTER            1972/1986         100%       162,364    162,364   133,894

           TERRACE MALL              1979/1993          90%       135,031    250,031    97,430

          WESTWIND PLAZA                1985            90%        87,936     87,936    20,245

         WHITE BEAR HILLS            1990/1996          99%        73,095     73,095    45,679

             MISSOURI

         ELLISVILLE SQUARE              1990            98%       146,052    146,052   107,772

          GRANDVIEW PLAZA            1961/1991          57%       294,586    294,586   114,192

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ.FT.(7)
---------------------------------------------------------------------------------------------
          ELK PARK CENTER           Cub Foods                     1,906,721       $   10.31
                                    Target (Non-Owned)
                                    OfficeMax

           HAR MAR MALL             Cub Foods                     4,465,803       $   10.39
                                    Barnes & Noble
                                    Marshalls
                                    TJ Maxx
                                    General Cinema
                                    Michaels
                                    Mars Music
            HUB WEST(9)
           RICHFIELD HUB            Rainbow Foods                 2,273,458       $   10.58
                                    Bally Total Fitness
                                    Marshalls
                                    Michaels

         MARKETPLACE AT 42          Rainbow Foods                 1,442,935       $   11.99

         ROSEVILLE CENTER           Rainbow Foods (Non-Owned)       818,454       $   10.67

         SOUTHPORT CENTRE           Cub Foods (Non-Owned)         1,499,153       $   12.01
                                    Best Buy
                                    Frank's Nursery
                                    Super Target (Non-Owned)
                                    OfficeMax (Non-Owned)

      SUN RAY SHOPPING CENTER       JC Penney                     2,045,824       $    7.97
                                    TJ Maxx
                                    Bally Total Fitness
                                    Michael's
                                    Petters Warehouse Direct

         TEN ACRES CENTER           Cub Foods                       932,985       $    5.75
                                    Burlington Coat Factory

           TERRACE MALL             Rainbow Foods                   989,262       $    7.33
                                    North Memorial Medical

          WESTWIND PLAZA            Northern Hydraulics             958,102       $   10.90

         WHITE BEAR HILLS           Festival Foods                  618,421       $    8.46

             MISSOURI

         ELLISVILLE SQUARE          K-Mart                        1,357,442       $    9.29
                                    Lukas Liquors

          GRANDVIEW PLAZA           Schnuck's Supermarket         1,366,143       $    4.64
                                    OfficeMax
                                    Walgreens

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR      % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
        HUB SHOPPING CENTER          1972/1995          94%       161,472    161,472   103,322

          LIBERTY CORNERS            1987/1996         100%       121,432    203,432   126,000

         MAPLEWOOD SQUARE               1998           100%        71,590     71,590    57,575

          PROSPECT PLAZA             1979/1999         100%       189,996    189,996   159,516

         WATTS MILL PLAZA            1973/1997         100%       161,717    169,717    91,989

             NEBRASKA

          BISHOP HEIGHTS             1971/1997         100%        26,042    120,102   106,992

         CORNHUSKER PLAZA               1988            88%        63,016    141,996   100,656

          EASTVILLE PLAZA               1986           100%        68,546    133,436    99,046

     EDGEWOOD SHOPPING CENTER        1980/1994          94%       172,429    391,479   295,020

            THE MEADOWS                 1998            92%        67,840     70,840    50,000

        MIRACLE HILLS PARK              1988            85%        69,488    135,488    66,000

         STOCKYARDS PLAZA               1988            95%       129,309    148,509    85,649

           NEW HAMPSHIRE

           BEDFORD MALL              1963/1999          86%       232,251    264,375   188,607

      CAPITOL SHOPPING CENTER        1961/1999          95%       178,631    182,891   129,551

          TRI CITY PLAZA             1968/1992         100%       144,588    144,948    84,920

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ.FT.(7)
---------------------------------------------------------------------------------------------
        HUB SHOPPING CENTER         Price Chopper Supermarket       805,875       $    4.99

          LIBERTY CORNERS           Price Chopper Supermarket       904,373       $    7.45
                                    Sutherlands (Non-Owned)

         MAPLEWOOD SQUARE           Shop n' Save Supermarket        526,366       $    7.35

          PROSPECT PLAZA            Hen House Grocery             1,539,786       $    8.10
                                    Hobby Lobby
                                    Westlake Ace Hardware

         WATTS MILL PLAZA           Price Chopper Supermarket     1,429,458       $    8.84
                                    Westlake Hardware
             NEBRASKA

          BISHOP HEIGHTS            Russ's IGA Supermarket          175,347       $    6.73
                                    Shopko (Non-Owned)

         CORNHUSKER PLAZA           Hy-Vee Supermarket              410,345       $    6.51
                                    Wal-Mart (Non-Owned)

          EASTVILLE PLAZA           Hy-Vee Supermarket              550,683       $    8.03
                                    Menard's (Non-Owned)

     EDGEWOOD SHOPPING CENTER       SuperSaver Supermarket        1,386,217       $    8.04
                                    Osco Drug
                                    Target (Non-Owned)
                                    K-Mart (Non-Owned)

            THE MEADOWS             Russ's IGA Supermarket          503,157       $    7.42

        MIRACLE HILLS PARK          Cub Foods (Non-Owned)           754,674       $   10.86

         STOCKYARDS PLAZA           Hy-Vee Supermarket              949,706       $    7.34
                                    Movies 8
           NEW HAMPSHIRE

           BEDFORD MALL             Marshalls                     2,459,785       $   10.59
                                    Bob's Stores
                                    Staples
                                    Linens N Things
                                    MVP Sports (Non-Owned)
                                    Hoyts Cinemas

      CAPITOL SHOPPING CENTER       Demoulas Market Basket        1,015,512       $    5.68
                                    Ames Department Stores, Inc.
                                    Marshalls

          TRI CITY PLAZA            Demoulas Market Basket          882,167       $    6.10
                                    TJ Maxx

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
----------------------------------------------------------------------------------------------
            NEW JERSEY

         CROSS KEYS COMMON                              91%       371,128    371,128   218,978

   MORRIS HILLS SHOPPING CENTER      1957/1994         100%       159,454    160,954   109,161

            NEW MEXICO

        ST. FRANCIS PLAZA           1992/1993          100%        35,800     35,800    20,850

             NEW YORK

           COLLEGE PLAZA             1975/1994          96%       175,086    175,086   128,812

    DALEWOOD I SHOPPING CENTER       1966/1995         100%        58,969     58,969    36,989

    DALEWOOD II SHOPPING CENTER      1970/1995         100%        81,326     81,326    59,326

   DALEWOOD III SHOPPING CENTER      1972/1995          96%        48,390     48,390    28,361

          FALCARO'S PLAZA            1968/1993         100%        61,295     63,295    29,887

    KINGS PARK SHOPPING CENTER       1963/1985         100%        71,940     71,940    47,208

     NESCONSET SHOPPING CENTER       1961/1999          97%       123,034    125,034    33,460

           PARKWAY PLAZA             1973/1992          99%        89,704     89,704    31,600

           ROANOKE PLAZA             1972/1994         100%        87,161     89,661    43,590

 ROCKVILLE CENTRE SHOPPING CENTER       1975           100%        44,131     44,131    27,781

           SUFFOLK PLAZA             1967/1998         100%        84,480     89,680    56,759

        THREE VILLAGE PLAZA          1964/1991         100%        77,458     77,458    40,455

          TURNPIKE PLAZA             1971/1994         100%        52,950     52,950    30,700

          NORTH CAROLINA

  THE COMMONS AT CHANCELLOR PARK        1994            98%       236,230    351,460   312,497

    CROWN POINT SHOPPING CENTER         1990           100%       147,200    147,200   135,200

                                                                                ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED         BASE
          AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ.FT.(7)
---------------------------------------------------------------------------------------------
            NEW JERSEY

         CROSS KEYS COMMON          Acme Markets                  3,673,783       $    9.90
                                    Sears
                                    Wal-Mart
                                    Staples

   MORRIS HILLS SHOPPING CENTER     Mega Marshalls                2,295,399       $   14.40
                                    Clearview Cinema
                                    Michaels
            NEW MEXICO
         ST. FRANCIS PLAZA          Wild Oats Market                363,732       $   10.16

             NEW YORK

           COLLEGE PLAZA            Bob's Stores                  1,389,707       $    7.94
                                    Marshalls
                                    Eckerd Drugs
                                    Staples

    DALEWOOD I SHOPPING CENTER      Pathmark                        893,278       $   15.15

    DALEWOOD II SHOPPING CENTER     Turco's Supermarket           1,829,352       $   22.49
                                    Bed, Bath & Beyond

   DALEWOOD III SHOPPING CENTER     TJ Maxx                       1,091,315       $   22.55

          FALCARO'S PLAZA           OfficeMax                       939,368       $   15.33

    KINGS PARK SHOPPING CENTER      Dan's Supreme Supermarket       961,384       $   13.36
                                    TJ Maxx

     NESCONSET SHOPPING CENTER      Office Depot                  1,519,900       $   12.35

           PARKWAY PLAZA            TJ Maxx                       1,515,809       $   16.90

           ROANOKE PLAZA            TJ Maxx                         960,921       $   11.02
                                    Produce Warehouse

 ROCKVILLE CENTRE SHOPPING CENTER   HomeGoods                       577,407       $   13.08

           SUFFOLK PLAZA            Waldbaum's Supermarket          631,846       $    7.50

        THREE VILLAGE PLAZA         Swezey and Newins               901,286       $   11.66

          TURNPIKE PLAZA            Waldbaum's Supermarket          520,006       $    9.82

          NORTH CAROLINA
  THE COMMONS AT CHANCELLOR PARK    Home Depot (Non-Owned)        2,267,293       $    9.60
                                    K-Mart
                                    Circuit City
                                    Marshalls
                                    Summit Fitness

    CROWN POINT SHOPPING CENTER     Lowe's of Crown Point         1,014,775       $    6.89
                                    Babies R US

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
           PROPERTY NAME               BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
           AND LOCATION             RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
------------------------------------------------------------------------------------------------
         FRANKLIN SQUARE                1990            96%       307,948   491,838   364,558

       INNES STREET MARKET              1998            99%       349,262   349,262   296,740

MCMULLEN CREEK SHOPPING CENTER(10)      1988            91%       283,824   293,424    98,222

        NEW CENTRE MARKET               1998            97%       139,941   266,241   202,040

     RIVER RIDGE MARKETPLACE          1984/1996         91%       204,344   214,444   104,541

        TARRYMORE SQUARE                1989            99%       260,405   260,405   135,447

       UNIVERSITY COMMONS               1989            95%       231,943   231,943   139,282

  UNIVERSITY COMMONS GREENVILLE         1996           100%       232,821   338,021   270,249

         WENDOVER PLACE                 1997            95%       415,886   548,786   441,954

              OHIO

        30TH STREET PLAZA             1951/1999         96%       157,085   157,085   111,251

        CLOCK TOWER PLAZA               1989            95%       237,975   237,975   172,300

                                                                                 ANNUALIZED
          PROPERTY NAME                                         ANNUALIZED          BASE
           AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
----------------------------------------------------------------------------------------------
         FRANKLIN SQUARE            Super Wal-Mart (Non-Owned)     2,869,868       $   9.32
                                    Best Buy
                                    Ross Dress for Less
                                    Bed, Bath & Beyond
                                    Dollar Tree
                                    Pep Boys
                                    OfficeMax
                                    Michaels

       INNES STREET MARKET          Food Lion Supermarket          3,275,370       $   9.38
                                    Lowe's Home Centers
                                    Tinseltown Cinema
                                    Marshalls
                                    Staples
                                    Circuit City
                                    Old Navy

MCMULLEN CREEK SHOPPING CENTER(10)  Winn Dixie Supermarket         2,944,058       $  10.37
                                    Burlington Coat Factory

        NEW CENTRE MARKET           Target (Non-Owned)             1,614,973       $  11.54
                                    Marshalls
                                    PetsMart
                                    OfficeMax

     RIVER RIDGE MARKETPLACE        Food Lion Supermarket          1,306,105       $   6.39
                                    Hamricks
                                    Reading China

          TARRYMORE SQUARE          Marshalls                      2,429,240       $   9.33
                                    Phar-Mor
                                    Dick's Sporting Goods

         UNIVERSITY COMMONS         Lowes Foods                    1,970,713       $   8.50
                                    TJ Maxx
                                    Phar-Mor
                                    AC Moore

  UNIVERSITY COMMONS GREENVILLE     Kroger Supermarket             2,601,215       $  11.17
                                    TJ Maxx
                                    Circuit City
                                    Barnes & Noble
                                    Target (Non-Owned)
                                    Linens N Things

           WENDOVER PLACE           Kroger Supermarket             3,684,064       $   8.86
                                    Kohl's
                                    Dick's Sporting Goods
                                    Babies R Us
                                    PetsMart
                                    Old Navy
                                    Linens N Things
                                    Target (Non-Owned)
                OHIO

         30TH STREET PLAZA          Giant Eagle Supermarket        1,434,749       $   9.13
                                    Marc's Pharmacy

          CLOCK TOWER PLAZA         Ray's Supermarket              1,331,942       $   5.60
                                    Wal-Mart

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                        YEAR       % LEASED
          PROPERTY NAME                BUILT/       AS OF      COMPANY       TOTAL     ANCHOR
          AND LOCATION              RENOVATED(1)   3/31/02   OWNED GLA(2)    GLA(3)     SF(4)
------------------------------------------------------------------------------------------------
         SALEM CONSUMER SQUARE          1988            92%       274,502   274,502   131,650

            PENNSYLVANIA

            BOYERTOWN PLAZA             1961            84%        83,229    87,629    50,229

       LEHIGH SHOPPING CENTER         1955/1999         87%       343,927   347,927   241,887

             SOUTH DAKOTA

               BAKEN PARK             1962/1997         96%       196,766   196,766    95,039

               TENNESSEE

             OAKWOOD COMMONS          1989/1997         94%       282,537   295,071   192,279

      WATSON GLEN SHOPPING CENTER        1989          100%       261,988   264,360   206,427

          WILLIAMSON SQUARE(12)       1988/1993         75%       332,485   342,735   143,700

                VERMONT

             RUTLAND PLAZA            1966/1996         97%       221,314   224,314   182,264

               WISCONSIN

       FAIRACRES SHOPPING CENTER        1992           100%        79,736    82,486    58,678

             FITCHBURG RIDGE            1980            56%        49,846    61,096       N/A

             FOX RIVER PLAZA            1987           100%       169,883   172,383   137,113

             GARDEN PLAZA               1990            96%        80,099    80,099    49,564

             MADISON PLAZA            1988/1994         79%       127,559   127,559    68,309

           MEQUON PAVILIONS           1967/1991         93%       211,027   211,027    65,597

            MOORLAND SQUARE             1990            97%        98,288   199,010   149,674

           OAK CREEK CENTRE             1988            99%        91,510    99,510    50,000

                                                                                 ANNUALIZED
          PROPERTY NAME                                          ANNUALIZED         BASE
          AND LOCATION                     ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
----------------------------------------------------------------------------------------------
         SALEM CONSUMER SQUARE      Cub Foods                      2,264,223   $          8.25
                                    Office Depot
                                    Michigan Sporting Goods
                                    AJ Wright

            PENNSYLVANIA

            BOYERTOWN PLAZA         Ames Department Stores,          449,109   $          5.40
                                    Inc.

       LEHIGH SHOPPING CENTER       Supervalu Supermarket          1,639,554   $          4.77
                                    Ames Department Stores, Inc.
                                    Mega Marshalls
                                    Staples
                                    Franks Nursery

             SOUTH DAKOTA

               BAKEN PARK           Nash Finch Supermarket         1,408,160   $          7.16
                                    Ben Franklin
                                    Boyd's Drug

               TENNESSEE

             OAKWOOD COMMONS        Albertson's Supermarket        1,991,582   $          7.05
                                    K-Mart
                                    Peebles Dept. Store

      WATSON GLEN SHOPPING CENTER   Bi-Lo Foods                    1,604,499   $          6.12
                                    K-Mart
                                    Goody's Family Clothing
                                    World Gym

          WILLIAMSON SQUARE(12)     Kroger Supermarket             2,154,403   $          6.48
                                    Hobby Lobby
                                    USA Baby

                VERMONT

             RUTLAND PLAZA          Price Chopper Supermarket      1,759,884   $          7.95
                                    Wal-Mart
                                    TJ Maxx
                                    Plaza Movie Plex

               WISCONSIN

       FAIRACRES SHOPPING CENTER    Pick 'N Save Supermarket         677,426   $          8.50

             FITCHBURG RIDGE        N/A                              170,751   $          3.43

             FOX RIVER PLAZA        Pick 'N Save Supermarket         809,528   $          4.77
                                    Kmart

             GARDEN PLAZA           Pick 'N Save Supermarket         539,076   $          6.73

             MADISON PLAZA          SuperSaver Foods                 802,668   $          6.29

           MEQUON PAVILIONS         Jewel Foods / Osco Drugs       2,110,556   $         10.00
                                    Funiture Clearance

            MOORLAND SQUARE         Pick 'N Save Supermarket         779,964   $          7.94
                                    K-Mart (Non-Owned)

           OAK CREEK CENTRE         Sentry Supersaver                614,554   $          6.72

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                         YEAR       % LEASED
          PROPERTY NAME                 BUILT/        AS OF       COMPANY         TOTAL       ANCHOR
          AND LOCATION               RENOVATED(1)    3/31/02    OWNED GLA(2)      GLA(3)       SF(4)                  ANCHORS(5)
------------------------------------------------------------------------------------------------------------------------------------
             PARK PLAZA                1959/1993       92%          113,923       113,923       74,063      Sentry Foods
                                                                                                            Big Lots

            SPRING MALL                1967/1994       77%          193,481       193,481      140,041      Pick 'N Save Supermarket
                                                                                                            TJ Maxx
                                                                                                            Walgreens

          TAYLOR HEIGHTS                  1989        100%           85,072       233,862      158,630      Piggly Wiggly Foods
                                                                                                            Wal-Mart (Non-Owned)
                                                 -----------------------------------------------------------------------------------

TOTAL SHOPPING CENTERS                                 92%       23,525,075    27,553,330   17,303,932
                                                 -----------------------------------------------------------------------------------

     SINGLE TENANT PROPERTIES:

      GENERAL HOST(7 PROPERTIES)
           FLORIDA                      Various       100%           14,000        14,000

   SAMBO'S RESTAURANTS(3 PROPERTIES)
             FLORIDA                    Various       100%           12,000        12,000

       SUBWAY(1 PROPERTY)
           FLORIDA                        1975        100%            1,800         1,800
                                                 -----------------------------------------------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                        100%           27,800        27,800
                                                 -----------------------------------------------------------------------------------

        OFFICE BUILDINGS:

     WILLIAM J. MCCARTHY BUILDING      1963/1995       90%           93,335        93,335                   NETT
                                                                                                            Heritage

         545 BOYLSTON STREET           1972/1996       94%           89,291        89,291                   N/A

       EXECUTIVE OFFICE BUILDING         1970          93%           40,230        40,230                   Lipner Gordon & Co.
                                                                                                            Norca
                                                                                                            Sol G Atlas Realty
                                                                                                            Heritage

        FORTUNE OFFICE BUILDING          1969          84%           58,703        58,703                   N/A
                                                 -----------------------------------------------------------------------------------

TOTAL OFFICE BUILDINGS                                 90%          281,559       281,559
                                                 -----------------------------------------------------------------------------------

TOTAL PORTFOLIO                                        92%       23,834,434    27,862,689
                                                 ===================================================================================

                                                               ANNUALIZED
          PROPERTY NAME                       ANNUALIZED         BASE
          AND LOCATION                        BASE RENT(6)   RENT/SQ. FT.(7)
--------------------------------------------------------------------------------
             PARK PLAZA                           611,022      $   5.36

            SPRING MALL                           977,185      $   5.05

           TAYLOR HEIGHTS                         887,539      $  10.43

                                      ------------------------------------------

TOTAL SHOPPING CENTERS                        190,289,308      $   8.09
                                      ------------------------------------------

      SINGLE TENANT PROPERTIES:

      GENERAL HOST(7 PROPERTIES)
            FLORIDA                                89,138      $   6.37

   SAMBO'S RESTAURANTS(3 PROPERTIES)
            FLORIDA                               147,435      $  12.29

          SUBWAY(1 PROPERTY)
             FLORIDA                               13,200      $   7.33
                                      ------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                    249,773      $   8.98
                                      ------------------------------------------

        OFFICE BUILDINGS:

      WILLIAM J. MCCARTHY BUILDING              3,365,017      $  36.05

          545 BOYLSTON STREET                   3,199,340      $  35.83

       EXECUTIVE OFFICE BUILDING                  947,428      $  23.55

        FORTUNE OFFICE BUILDING                   950,384      $  16.19
                                      ------------------------------------------

TOTAL OFFICE BUILDINGS                          8,462,169         30.05
                                      ------------------------------------------

TOTAL PORTFOLIO                               199,001,250          8.35
                                      ==========================================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             PROPERTY LISTING NOTES

(1) Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2) Represents gross leasable area owned by us and excludes 3,844,465 square feet of non-owned gross leasable area.

(3) Some of our shopping centers contain space not owned by us. In addition to Company-Owned GLA, Total GLA includes approximately 3.8 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space.

(4) Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(6) We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at March 31, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7) Represents Annualized Base Rent divided by Company Owned GLA at March 31, 2002.

(8)  Property contains 11,697 square feet of office space.

(9)  Property is comprised of two shopping centers.

(10) Property contains 32,406 square feet of office space.

(11) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12) Williamson Square is owned in a joint venture of which we own 60%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

               VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS

                                  ACQUISITIONS

                                                             COMPANY           INITIAL         PERCENT
PROPERTY                                  DATE ACQUIRED     OWNED GLA         INVESTMENT        LEASED
--------                                  -------------     ---------         ----------       -------
Cross Keys Commons                               Mar-02       371,000         34,000,000            91%

Montgomery Towne Center                          May-02       178,000         18,600,000           100%
The Pioneer Properties                           May-02     1,220,000         77,800,000            98%
Marketplace Shopping Center                      May-02       244,000         19,850,000            96%

                                                          -----------    ---------------   -----------
  Total Acquisitions                                        2,013,000      $ 150,250,000            96%
                                                          ===========    ===============   ===========

                             DISPOSITIONS

                                                                                                NET
PROPERTY            TYPE                  DATE DISPOSED   NET PROCEEDS    NET BOOK VALUE       GAIN
--------            ----                  -------------   ------------    --------------       -----
Flower Hill         Office Building              Mar-02      4,200,000         2,826,000   $ 1,374,000
                                                          ------------   ---------------   -----------
  TOTAL DISPOSITIONS                                       $ 4,200,000       $ 2,826,000   $ 1,374,000
                                                          ============   ===============   ===========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                     Cross Keys Commons
LOCATION:                          Turnersville, NJ
SIZE:                              371,000 company-owned GLA
YEAR BUILT/RENOVATED               1995
PURCHASE PRICE:                    $34.0 million
CLOSING DATE:                      March 2002
% LEASED                           91%
FUNDING SOURCE:                    Line of Credit
ANCHOR TENANTS:

   TENANT                     SF                  LEASE EXPIRATION
   ------                     --                  ----------------
Wal-Mart                   115,328                     9/6/11
Acme Markets                57,873                    11/30/14
Staples                     23,767                     4/30/11

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                              Montgomery Towne Center
LOCATION:                                   Montgomery, AL
SIZE:                                       178,000 company-owned GLA
YEAR BUILT/RENOVATED                        1996
PURCHASE PRICE:                             $18.6 million
CLOSING DATE:                               May 2002
% LEASED                                    100%
FUNDING SOURCE:                             Line of Credit, Mortgage Loan Payable
ANCHOR TENANTS:

       TENANT                     SF              LEASE EXPIRATION
       ------                     --              ----------------
Winn Dixie (Non-Owned)
Bed, Bath & Beyond              36,806                   1/31/14
Circuit City                    32,034                   5/31/05
Barnes & Noble                  25,491                   5/31/11
Old Navy                        14,040                   6/30/07

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                  The Pioneer Properties
LOCATION:                       Pittsfield, MA, Grand Traverse, MI, Bedford, NH, Watertown, NY
SIZE:                           1,220,000 company owned GLA
YEAR BUILT/RENOVATED
 GRAND TRAVERSE CROSSING        1996
 BEDFORD GROVE                  1989
 BERKSHIRE CROSSING             1996
 SALMON RUN                     1993
PURCHASE PRICE:                 $77.8 million
CLOSING DATE:                   May 2002
% LEASED                        98%
FUNDING SOURCE:                 OP Units, Line of Credit, Assumed Mortgage Loans Payable
ANCHOR TENANTS:

        TENANT                    SF       LEASE EXPIRATION
        ------                    --       ----------------
GRAND TRAVERSE CROSSING
              Wal-Mart          125,137       10/18/26
            Home Depot          111,847        1/31/27
               Borders           28,146        1/31/27
               Staples           24,218       10/31/11

BERKSHIRE CROSSING
              Wal-Mart          119,097        12/3/19
           Shop N Save           56,648        6/30/10

BERKSHIRE CROSSING
              Wal-Mart          116,097        4/25/20
            Home Depot          113,816        4/30/30
         Price Chopper           82,172        6/30/20
        Barnes & Noble           17,464        5/25/10

SALMON RUN
    Hannaford Brothers           52,180        5/31/13
              Pier One            9,014        2/29/04

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:               Marketplace Shopping Center
LOCATION:                    Independence, Missouri
SIZE:                        244,000 company-owned GLA
YEAR BUILT/RENOVATED         1988
PURCHASE PRICE:              $19.9 million
CLOSING DATE:                May 2002
% LEASED                     96%
FUNDING SOURCE:              Line of Credit
ANCHOR TENANTS:

   TENANT                      SF       LEASE EXPIRATION
   ------                      --       ----------------
Price Chopper                83,872         4/30/08
Old Navy                     50,070         3/31/08

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)
                            (IN THOUSANDS OF DOLLARS)

                                                              (A)                        (B)                 (C)

                                                                              PRE-OFFERING PRO FORMA
                                                                                    ADJUSTMENTS
                                                                              ----------------------
                                                                                                       PRE-OFFERING PRO
                                                       HISTORICAL AMOUNTS     PROPERTY ACQUISITIONS     FORMA  AMOUNTS
                                                       ------------------     ----------------------   ----------------
                  ASSETS

Real estate investments, net                                  $ 1,861,424                     96,400          1,957,824
Cash and cash equivalents                                           8,360                          -              8,360
Accounts receivable, net                                           20,665                          -             20,665
Prepaids and other assets                                          14,516                          -             14,516
Deferred financing and leasing costs                               17,777                          -             17,777
                                                       ------------------     ----------------------   ----------------

        Total assets                                          $ 1,922,742                     96,400          2,019,142
                                                       ==================     ======================   ================

      LIABILITIES, REDEEMABLE EQUITY AND
            SHAREHOLDERS' EQUITY

Liabilities:
      Mortgage loans payable                                  $   490,550                     63,000            553,550
      Unsecured notes payable                                     201,490                          -            201,490
      Line of credit facility                                     368,000                     25,500            393,500
      Subordinated debt                                           100,000                          -            100,000
      Accrued expenses and other liabilities                       67,207                          -             67,207
      Accrued distributions                                        23,768                          -             23,768
                                                       ------------------     ----------------------   ----------------

        Total liabilities                                       1,251,015                     88,500          1,339,515
                                                       ------------------     ----------------------   ----------------

Series B Preferred Units                                           50,000                          -             50,000
Series C Preferred Units                                           25,000                          -             25,000
Other minority interests                                            2,943                      7,900             10,843
                                                       ------------------     ----------------------   ----------------

        Total minority interests                                   77,943                      7,900             85,843
                                                       ------------------     ----------------------   ----------------

Redeemable equity                                                 123,343                          -            123,343
Shareholders' equity                                              470,441                          -            470,441
                                                       ------------------     ----------------------   ----------------

      Total liabilities, redeemable equity and
                          shareholders' equity                $ 1,922,742                     96,400          2,019,142
                                                       ==================     ======================   ================

                                                                 (D)                   (E)

                                                                                   POST-OFFERING
                                                        PRO-FORMA EFFECTS OF
                                                             THE OFFERING        PRO FORMA AMOUNTS
                                                        --------------------    ------------------
                   ASSETS

Real estate investments, net                                               -             1,957,824
Cash and cash equivalents                                                  -                 8,360
Accounts receivable, net                                                   -                20,665
Prepaids and other assets                                                  -                14,516
Deferred financing and leasing costs                                  (2,643)               15,134
                                                        --------------------    ------------------

        Total assets                                                  (2,643)            2,016,499
                                                        ====================    ==================

      LIABILITIES, REDEEMABLE EQUITY AND
           SHAREHOLDERS' EQUITY

Liabilities:
      Mortgage loans payable                                               -               553,550
      Unsecured notes payable                                              -               201,490
      Line of credit facility                                       (222,888)              170,612
      Subordinated debt                                             (100,000)                    -
      Accrued expenses and other liabilities                              -                 67,207
      Accrued distributions                                               -                 23,768
                                                        --------------------    ------------------

        Total liabilities                                           (322,888)            1,016,627
                                                        --------------------    ------------------

Series B Preferred Units                                                   -                50,000
Series C Preferred Units                                                   -                25,000
Other minority interests                                                   -                10,843
                                                        --------------------    ------------------

        Total minority interests                                           -                85,843
                                                        --------------------    ------------------

Redeemable equity                                                   (123,343)                    -
Shareholders' equity                                                 443,588               914,029
                                                        --------------------    ------------------

      Total liabilities, redeemable equity and
                          shareholders' equity                        (2,643)            2,016,499
                                                        ====================    =================

    See accompanying notes to pro forma condensed consolidated balance sheet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)

PRESENTATION

          The accompanying pro forma condensed consolidated balance sheet as of March 31, 2002 presents Heritage Property Investment Trust, Inc.'s (the Company's) historical amounts adjusted for the effects of completed property acquisitions occurring after March 31, 2002 to reflect the Company on a pre-offering pro forma basis. These pre-offering pro forma amounts are then adjusted for the effects of the Company's initial public offering as if the offering had occurred on March 31, 2002.

          The pro forma condensed consolidated balance sheet should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, included in the Company's Form 10-Q for the quarter ended March 31, 2002. The pro forma condensed consolidated balance sheet does not purport to represent the Company's financial position as of March 31, 2002 had the indicated transactions been completed on March 31, 2002, or to project the Company's financial position as of any future date.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

   NOTES AND MANAGEMENT ASSUMPTIONS

A. This column reflects the condensed consolidated historical balance sheet of the Company as of March 31, 2002, as contained in the historical consolidated financial statements and notes thereto included in the Company's Form 10-Q for the quarter ended March 31, 2002.

B. This column reflects the effects of the following completed and probable acquisitions:

   1 The completed acquisition of one shopping center, Cross Keys Commons. The acquisition of Cross Keys Commons closed in March 2002 for a purchase price of $34,000,000, and was funded with draws under the line of credit.

   2 The completed acquisition of four shopping centers in a single transaction (the Pioneer Properties). The acquisition of the Pioneer Properties closed in May 2002 for a purchase price of $77,800,000, and was funded with the issuance of $7,900,000 of limited partnership units in the Bradley Operating Limited Partnership (a subsidiary of the Company), draws of $14,800,000 under the Company's line of credit and the assumption of mortgage loans payable of $55,100,000.

   3 The completed acquisitions of portions of one shopping center, Montgomery Towne Center from two separate sellers. The completed acquisition of a portion of Montgomery Towne Center closed in May 2002 for a purchase price of $12,750,000, and was funded with draws of $4,834,000 under the Company's line of credit and the assumption of a mortgage loan payable of $7,916,000. The completed acquisition of the second portion of Montgomery Towne Center closed in May 2002 for a purchase price of $5,850,000, and was funded with draws under the line of credit.

C. This column reflects the pro forma condensed consolidated balance sheet of the Company as of March 31, 2002 before the pro forma effects of the offering.

D. Proceeds from the issuance of 14,000,000 shares of common stock in the primary offering are $350,000,000. After estimated offering costs and fees of $29,000,000, net proceeds to the Company are $321,000,000. This column reflects the use of the net proceeds to repay $221,000,000 of the balance outstanding under the line of credit and $100,000,000 of subordinated debt outstanding at March 31, 2002. The column also reflects the write-off of deferred financing costs of $2,643,000 as of March 31, 2002 related to the subordinated debt.

   Proceeds from the issuance of 80,556 shares of common stock due to the exercise of the underwriters overallottment are $2,014,000. After estimated offering costs and fees of $126,000, net proceeds to the Company are $1,888,000. This column reflects the use of the net proceeds to repay $1,888,000 of the balance outstanding under the new line of credit.

   The above transactions result in a net increase to shareholders' equity of $320,245,000. In addition, upon the completion of the offering, all redeemable equity of $123,343,000 converts automatically to shareholders' equity and is reclassified accordingly.

   Nonrecurring compensation expense of approximately $6,800,000 is incurred due to the accelerated vesting of outstanding shares of restricted stock upon the offering. This transaction will be recognized in the Company's statement of income during the quarter ending June 30, 2002. Assuming the offering had occurred on March 31, 2002, this transaction would have no net effect on shareholders' equity and is therefore not separately presented in this column.

E. This column reflects the pro forma condensed consolidated balance sheet of the Company as of March 31, 2002 after the pro forma effects of the offering.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
              Pro Forma Condensed Consolidated Statement of Income
                        Three Months Ended March 31, 2002
                                   (unaudited)
                (in thousands of dollars, except per-share data)

                                                                         (A)           (B)               (C)
                                                                                           PRE-OFFERING
                                                                                       PRO FORMA ADJUSTMENTS
                                                                                  ------------------------------
                                                                    HISTORICAL      PROPERTY         PROPERTY
                                                                     AMOUNTS      ACQUISITIONS        SALES
                                                                    ----------    ------------     -------------
   Income:
     Rentals and recoveries                                         $   66,530           3,915              (176)
     Interest and other                                                     15               7                --
                                                                    ----------    ------------     -------------
                                                Total income            66,545           3,922              (176)
                                                                    ----------    ------------     -------------

   Expenses:
     Property operating expenses                                         9,932             406               (32)
     Real estate taxes                                                   9,524             410               (54)
     Depreciation and amortization                                      17,380             982               (20)
     Interest                                                           21,121           1,736               (38)
     General and administrative                                          3,246              --                --
                                                                    ----------    ------------    --------------
                                              Total expenses            61,203           3,534              (144)
                                                                    ----------    ------------    --------------
                                     Income before net gains             5,342             388               (32)

   Net gains on sales of real estate investments and
     equipment                                                           1,374              --            (1,374)
   Net derivative gains                                                   (150)             --                --
                                                                    ----------    ------------    --------------
Income (loss) before allocation to minority interests                    6,566             388            (1,406)
Income allocated to minority interests                                  (1,664)            (73)               --
                                                                    ----------    ------------    --------------
                                           Net income (loss)             4,902             315            (1,406)

   Preferred stock distributions                                       (10,850)             --                --
   Accretion of redeemable equity                                         (249)             --                --
                                                                    ----------    ------------    --------------
       Net (loss) income attributable to common shareholders        $   (6,197)            315            (1,406)
                                                                    ==========    ============    ==============
Per-share data:
 Basic (loss) earnings attributable to common shareholders          $    (0.91)
                                                                    ==========
Diluted (loss) earnings attributable to common shareholders         $    (0.91)
                                                                    ==========
Weighted average common shares outstanding                           6,845,461
                                                                    ==========

                                                                         (D)              (E)                (F)

                                                                                                           2002
                                                                    PRE-OFFERING       PRO-FORMA        POST-OFFERING
                                                                     PRO FORMA      EFFECTS OF THE        PRO FORMA
                                                                      AMOUNTS          OFFERING           AMOUNTS
                                                                    ------------    --------------    ----------------
   Income:
     Rentals and recoveries                                               70,269                --              70,269
     Interest and other                                                       22                --                  22
                                                                    ------------    --------------    ----------------
                                                Total income              70,291                --              70,291
                                                                    ------------    --------------    ----------------

   Expenses:
     Property operating expenses                                          10,306                --              10,306
     Real estate taxes                                                     9,880                --               9,880
     Depreciation and amortization                                        18,342                --              18,342
     Interest                                                             22,819            (5,054)             17,765
     General and administrative                                            3,246                --               3,246
                                                                    ------------    --------------    ----------------
                                              Total expenses              64,593            (5,054)             59,539
                                                                    ------------    --------------    ----------------
                                     Income before net gains               5,698             5,054              10,752

   Net gains on sales of real estate investments and
     equipment                                                                --                --                  --
   Net derivative gains                                                     (150)               --                (150)
                                                                    ------------    --------------    ----------------
Income (loss) before allocation to minority interests                      5,548             5,054              10,602
Income allocated to minority interests                                    (1,737)               --              (1,737)
                                                                    ------------    --------------    ----------------
                                           Net income (loss)               3,811             5,054               8,865

   Preferred stock distributions                                         (10,850)           10,850                  --
   Accretion of redeemable equity                                           (249)              249                  --
                                                                    ------------    --------------    ----------------
       Net (loss) income attributable to common shareholders              (7,288)           16,153               8,865
                                                                    ============    ==============    ================
Per-share data:
 Basic (loss) earnings attributable to common shareholders          $      (1.06)                     $           0.21
                                                                    ============                      ================
Diluted (loss) earnings attributable to common shareholders         $      (1.06)                     $           0.21
                                                                    ============                      ================
Weighted average common shares outstanding                             6,845,461                            41,349,208
                                                                    ============                      ================

See accompanying notes to pro forma condensed consolidated statement of income.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)

PRESENTATION

The accompanying pro forma condensed consolidated statement of income for the three months ended March 31, 2002 presents the Company's historical amounts adjusted for the effects of property acquisitions and sales during the three months ended March 31, 2002 and the effects of completed acquisitions thereafter, to reflect the Company on a pre-offering pro forma basis as if these events had occurred on January 1, 2002. These pre-offering amounts are then adjusted for the effects of the Company's initial public offering as if the offering had occurred on January 1, 2002.

The pro forma condensed consolidated statement of income should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, included in the Company's Form 10-Q. The pro forma condensed consolidated statement of income for the three months ended March 31, 2002 does not purport to represent results of operations that would actually have occurred had the indicated transactions been completed on January 1, 2002, or to project the Company's results of operations for any future period.

      NOTES AND MANAGEMENT ASSUMPTIONS

   A. This column reflects the historical statement of income of the Company for the three months ended March 31, 2002, as contained in the historical consolidated financial statements and notes thereto included in the Company's Form 10-Q.

   B. This column reflects pro forma revenues and expenses attributable to the completed acquisitions of Cross Keys Commons, the Pioneer Properties, which include four shopping centers, and Montgomery Towne Center. The acquisition of Cross Keys Commons was closed in March 2002, and the acquisitions of the Pioneer Properties and Montgomery Towne Center were closed in May 2002. Interest expense of $1,736,000 includes pro forma interest of $721,000 attributable to draws under the line of credit to fund these probable acquisitions and $1,015,000 of pro forma interest on the mortgage loans assumed. The chart below summarizes the assumed rate terms of the debt issued or assumed in connection with these acquisitions:

                                                                                       WEIGHTED AVERAGE
      TYPE OF DEBT                                                                      INTEREST RATE          TYPE OF RATE
      ------------
      Mortgage loans payable                                                               8.14%                   Fixed

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)

      Line of credit facility, including effect of related interest rate collar            5.36%                  Variable

      If interest rates on the variable rate debt issued or assumed in connection with the above acquisitions changed by 1/8%, the corresponding effect on net income for the quarter would be approximately $8,000.

      This column also reflects, as income allocated to minority interests, distributions of $330,000 attributable to limited partnership units issued in connection with the acquisition of the Pioneer Properties. The terms of the limited partnership units provide distributions to the holder that are equal to the distributions paid on each share of Heritage common stock. Each unit is redeemable beginning one year after this offering (subject to certain limitations) by the holder for the cash equivalent at the time of redemption of one share of Heritage common stock or, at Heritage's option, for one share of Heritage common stock.

   C. This column reflects the removal of historical revenues and expenses of Flower Hill, an office building sold in March 2002. Net sales proceeds of $4,200,000 are applied as repayments under the Company's line of credit (variable rate of 5.36%) at January 1, 2002, resulting in pro forma savings of $38,000 from the historical interest expense.

      If interest rates on all debt repaid in connection with the property sales changed by 1/8%, the corresponding effect on net income for the quarter would be approximately $1,000.

   D. This column reflects the pro forma condensed consolidated statement of income of the Company for the quarter ended March 31, 2002 before the pro forma effects of the offering.

   E. This column reflects the application of $321,000,000 of the net offering proceeds from the primary offering and $1,888,000 of the net proceeds from the exercise of the underwriters overallottment to repay $222,888,000 of the balance outstanding under the line of credit and $100,000,000 of subordinated debt outstanding at January 1, 2002. The debt repayments result in pro forma savings of $5,054,000 from the historical interest expense for the quarter ended March 31, 2002. The $5,054,000 of actual interest expense incurred in 2002 includes $2,986,000 of interest expense on the line of credit, as well as $1,731,000 of interest expense and amortization of deferred financing costs of $337,000 on the subordinated debt. The chart below summarizes the rate terms of the debt repaid with offering proceeds:

                                                                                       WEIGHTED AVERAGE
      TYPE OF DEBT                                                                     INTEREST RATE           TYPE OF RATE
      ------------
      Line of credit facility, including effect of related interest rate collar        5.36%                     Variable
      Subordinated debt                                                                7.00%                     Variable

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)

      If interest rates on all debt repaid with offering proceeds changed by 1/8%, the corresponding effect on net income for the quarter would be approximately $100,000.

      Upon the completion of the offering, all shares of the Company's Series A 8.5% Cumulative Convertible Participating Preferred Stock are automatically converted on a one-to-one basis into the Company's common stock, resulting in the elimination of preferred stock distributions of $10,850,000 for the quarter ended March 31, 2002. In addition, historical accretion of redeemable equity of $249,000 is eliminated on a pro forma basis upon conversion of redeemable equity at the offering date.

   F. This column reflects the pro forma condensed consolidated statement of income of the Company for the quarter ended March 31, 2002 after the pro forma effects of the offering.

      For purposes of calculating post-offering pro forma basic and diluted earnings per share, weighted average common shares outstanding includes the following:

      Actual weighted average common shares outstanding                                                6,845,461
      Conversion as of January 1, 2002 of preferred shares outstanding on March 31, 2002              20,423,191
      Shares issued from the primary offering and underwriters overallotment                          14,080,556
                                                                                                      ----------
      Total post-offering pro forma basic wighted average common shares outstanding                   41,349,208
                                                                                                      ==========
      Total post-offering pro forma basic wighted average common shares outstanding 41,349,208 Exchangeable limited partnership units in Bradley
      Operating Limited Partnership 342,199
                                                                                                      ----------
                          Total pro forma diluted weighted average common shares outstanding          41,691,407
                                                                                                      ==========


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                         Pro Forma Funds From Operations
                        Three Months Ended March 31, 2002
                                   (unaudited)
                (in thousands of dollars, except per share data)

Pro Forma Net Income for the Quarter Ended March 31, 2002                     $          8,865

Add (Deduct):
  Depreciation and amortization (real estate related)                                   18,233
                                                                              ----------------
Pro forma funds from operations for the quarter ended March 31, 2002          $         27,098
                                                                              ================
Per Share Data:
  Basic funds from operations                                                 $           0.66
                                                                              ================

  Diluted funds from operations                                               $           0.65
                                                                              ================

  Weighted average commons shares outstanding                                       41,349,208
                                                                              ================